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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2000
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                   AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
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             (Exact name of registrant as specified in its charter)

Delaware                                0-25634              87-0365268
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(State or Other Jurisdiction         (Commission             (IRS Employer
Incorporation)                       File Number)            Identification No.)

3000 Northwest 125th Street, Miami, Florida                          33167
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code (330) 965-9910
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                                 Not applicable
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         (Former name or former address, if changed since last report.)





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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

            On December 18, 2000, American Architectural Products Corporation, a Delaware corporation (the "Company") and its subsidiaries filed for voluntary bankruptcy protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court in the Northern District of Ohio. A copy of the press release related to the Chapter 11 filing is attached.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No                 Description
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   99.1                    Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMERICAN ARCHITECTURAL
                                           PRODUCTS CORPORATION

Date: December 18, 2000                    By:  /s/ Joseph Dominijanni
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                                                 Joseph Dominijanni
                                                 President